UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 24, 2019 (June 24, 2019)

Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CZR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On June 24, 2019, Caesars Entertainment Corporation (NASDAQ: CZR) (“Caesars” or “the Company”) issued a press release announcing the entry into an agreement and plan of merger with Eldorado Resorts, Inc. (NASDAQ: ERI) (“Eldorado” or “ERI”) whereby Eldorado will acquire all of the outstanding shares of Caesars. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 24, 2019, Eldorado and Caesars will hold a joint conference call with investors to provide supplemental information regarding the merger. A copy of the Investor Presentation Slides dated June 24, 2019, is furnished here as Exhibit 99.2. Exhibit 99.2 is incorporated herein by reference.

The information contained in, or incorporated into, this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 8.01. Other Events.

The disclosure in Item 7.01 is incorporated herein by reference.

Forward Looking Statements

All statements included or incorporated by reference in this document, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Caesars current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by Eldorado, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, references to the anticipated benefits of the proposed merger and the expected date of closing of the merger. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement.

Important risk factors that may cause such a difference in connection with the proposed merger include, but are not limited to, the following factors: (1) the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including the receipt of all gaming and other regulatory approvals related to the merger; (2) uncertainties as to the timing of the consummation of the merger and the ability of each party to consummate the merger; (3) risks that the proposed merger disrupts the current plans and operations of Eldorado or Caesars; (4) the ability of Eldorado and Caesars to retain and hire key personnel; (5) competitive responses to the proposed merger; (6) unexpected costs, charges or expenses resulting from the merger; (7) the outcome of any legal proceedings that could be instituted against Eldorado, Caesars or their respective directors related to the merger agreement; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (9) the inability to obtain, or delays in obtaining, cost savings and synergies from the merger; (10) delays, challenges and expenses associated with integrating the combined companies’ existing businesses and the indebtedness planned to be incurred in connection with the merger; and (11) legislative, regulatory and economic developments. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed merger. The forward-looking statements in this document speak only as of this date. Neither Caesars nor Eldorado undertake any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Caesars’s overall business, including those more fully described in Caesars’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2018, and its quarterly reports filed on Form 10-Q for the current fiscal year, and Eldorado’s overall business and financial condition, including those more fully described in Eldorado’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2018. The forward-looking statements in this document speak only as of date of this document. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

Additional Information And Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Eldorado will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus of Caesars and Eldorado. Each of Caesars and Eldorado will provide the joint proxy statement/prospectus to their respective stockholders. Caesars and Eldorado also plan to file other documents with the SEC regarding the proposed merger. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which Caesars or Eldorado may file with the SEC in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF CAESARS AND ELDORADO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain copies of all documents filed with the SEC regarding this merger, free of charge, at the SEC’s website (www.sec.gov). In addition, copies of the documents filed with the SEC by Caesars will be available free of charge on Caesars’s website at http://www.caesars.com. Copies of the documents filed with the SEC by Eldorado will be available free of charge on Eldorado’s website at http://www.eldorado.com.

Participants in the Solicitation

Caesars, Eldorado, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Caesars and Eldorado stockholders in connection with the proposed merger. You can find more detailed information about Caesars’s executive officers and directors in its definitive proxy statement filed with the SEC on May 15, 2019. You can find more detailed information about Eldorado’s executive officers and directors in its definitive proxy statement filed with the SEC on April 26, 2019. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Additional information about Caesars’s executive officers and directors and Eldorado’s executive officers and directors can be found in the joint proxy statement/prospectus regarding the proposed merger when it is filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated as of June 24, 2019.
99.2	Investor Presentation Slides, dated as of June 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date:	June 24, 2019	By:	/s/ MICHELLE BUSHORE
		Name:	Michelle Bushore
		Title:	Executive Vice President, General Counsel, Chief Legal & Regulatory Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release, dated as of June 24, 2019.
99.2	Investor Presentation Slides, dated as of June 24, 2019.